================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                         -------------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2008

                         VNUS Medical Technologies, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-50988                94-3216535
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
       of incorporation)             File Number)         Identification Number)

                               5799 Fontanoso Way
                           San Jose, California 95138
                                 (408) 360-7200

         (Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01 Other Events

     On January 15, 2008, VNUS Medical Technologies, Inc. (the "Company") announced that a new trial date has been set for June 23, 2008 in the patent infringement lawsuit brought by VNUS against three endovenous laser competitors, Diomed, AngioDynamics and Vascular Solutions. The jury trial is expected to last three to four weeks.

     The Company issued a press release on January 15, 2008 announcing the foregoing. A copy of this press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits


Exhibit
No.         Description
----------  --------------------------------------------------------------------

99.1        Press Release, dated January 15, 2008.

================================================================================

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   January 15, 2008

                                         VNUS MEDICAL TECHNOLOGIES, INC.



                                         By:          /s/ Peter Osborne
                                             -----------------------------------

                                         Name:  Peter Osborne
                                         Title: Interim Chief Financial Officer